Exhibit 10.3.41
MODIFICATION OF SALARY ARRANGEMENT BETWEEN THE COMPANY AND RONALD E. SALLUZZO
On August 21, 2006, the Compensation Committee of the Board of Directors reviewed the compensation of Ronald E. Salluzzo, Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company, and approved an increase in Mr. Salluzzo’s base salary from $325,000 to $335,000. Mr. Salluzzo's salary arrangement is part of arrangements related to his Employment Agreement (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed February 17, 2006 and incorporated herein by reference).